EXHIBIT 99.1

 NASDAQ:HTBX  January 2017

 Forward Looking Statements   This presentation includes statements that are, or may be deemed, ‘‘forward-looking statements.’’ In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned discovery and development of drugs targeting cancer, the strength and breadth of our intellectual property, our ongoing and planned preclinical studies and clinical trials, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for our product candidates, our ability to partner our product development, the degree of clinical utility of our products, particularly in specific patient populations, expectations regarding clinical trial data, our results of operations, financial condition, liquidity, prospects, growth and strategies, the length of time that we will be able to continue to fund our operating expenses and capital expenditures, our expected financing needs and sources of financing, the industry in which we operate and the trends that may affect the industry or us.  By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2015 and our quarterly report on Form 10-Q for the subsequent quarters (collectively, our “SEC Filings”). In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law.You should read carefully the factors described in the “Risk Factors” sections of our SEC Filings to better understand the risks and uncertainties inherent in our business.   2

Investment Opportunity

Platform technologies designed to activate and expand "killer" T cells against multiple tumor antigens

Clinical proof of concept for platform mechanism

Increased CD8+ T cells in tumors associated with clinical response

Favorable safety profile to-date

Conducting vaccine + PD-1 checkpoint inhibitor combo trial in non-small cell lung cancer (NSCLC)

Over 1,000 doses administered in ~200 patients

Focused on immuno-oncology (I-O) combinations that have the potential to dramatically improve patient outcomes

3

Heat Biologics

 Unmet Need in Immuno-Oncology (I-O)  Clinical responses to checkpoint therapy (e.g., Opdivo®) occur primarily in patients who are:PD-L1 positiveTumor infiltrating lymphocyte (TIL) positive  4    Survival  Time  15-30% response rates (NSCLC, bladder cancer, etc.)       Market addressable with combination I-O  Current market  Majority of patients are not benefiting from current I-O treatment      Source: Teng et al., 2015 Can Res

 Majority of Patients do not Respond to Checkpoints  5  Heat is focusing on converting ‘cold’ tumors to ‘hot’ tumors by activating highly specific “killer” T cells       Source: Teng et al., 2015 Can Res    Heat’s focus is on the majority of patients who do not respond to checkpoint therapy (low TIL)  Only ~25% of patients respond to checkpoints

 Vision and Strategy   Focused on I-O combinations that have the potential to dramatically improve patient outcomes  6  Activation of CD8+ “killer” T cells  Co-stimulation to enhance immune response  Overcome tumor defenses through combination therapies

Heat's Product Development

Cancer Cell Lines & Patient Samples



Heat's Antigen Screening & Selection Algorithm



Select Cell Line with Most Antigen Overlap



+

Transfect with Heat's Technology

Transition to CMO to Mass Produce



Platform Technology Highlights

- Applies to multiple cancers and infectious diseases
- Designed to activate "killer" T cells
- Targets multiple tumor antigens
- Enables scalable, low cost manufacturing relative to autologous cell therapies

7

Heat Biologics

ImPACT Platform Technology


CD8+ T cells circulate & eliminate tumor cells
CD8+
CD8+
CD8+
CD8+
Tumor Cells
1
2
ImPACT cells secrete Gp96-Ig chaperone + tumor antigens (TAA)
Gp96-Ig+TAA
ImPACT Cells
5
Dual antigen carrier & adjuvant activates Dendritic Cells
Gp96-Ig+TAA
Dendritic Cells
3
Selectively activate CD8+ T Cells
CD8+ T-Cells
Dendritic Cell
4
Intradermal injected *ImPACT* cells

8

Heat Biologics

 Clinical Proof of Concept  9  Secrete Gp96-lg    Pan-Antigen    T Cell Activation    Tumor Infiltration             Future I-O combinations will focus on checkpoint blockade and durable T cell responses

 Antigen Overlap with Patient Tumors  10  Product candidate was selected due to high expression of >30 shared cancer antigens  >15 of these antigens were also found in individual patient tumors      Source: Heat’s HS-410 Ph 1b NMIBC trial results   This information can be used to track whether the proliferating T cells are tumor antigen specific      (survivin)   (NY-ESO-1)

 Polyclonal T Cell Activation   11  ImPACT Cells   Gp96-Ig+TAA  Gp96-Ig+TAA  Dendritic Cells  Gp96-Ig+TAA  Dendritic Cells  T Cell Proliferation  Low numbers of proliferating T cells pre-vaccine  Higher numbers of proliferating T cells post-vaccine  T Cell Receptor Sequencing from Patient Blood Revealed:  Source: Phacilitate Immunotherapy, Heat NSCLC HS-110 Ph 1b Trial Update, 2016  Example Patient Response  Many clones also found in patient tumors

 Pan-Antigen “Killer” T Cell Activation  12  Antigen-specific immune responses were measured against individual antigens (e.g., survivin and NY-ESO-1)      Antigens included in initial analysis  Source: Heat’s HS-110 Ph 1b NSCLC trial results reported at World Lung Conf in Dec. 2016; HS-410 Ph 2 NMIBC trial results reported at SUO in Nov. 2016   HS-410 Treated Placebo  Patient ELISPOT Responses (IFNγ)      (survivin)   (NY-ESO-1)    Most patients on vaccine responded  BCG did not cause T cell activation  Some patients had memory response  Clinical data indicate antigen specific T cell response

 Increasing TILs at the Tumor Site  Images of the bladder (above) showed changes that resemble lymphoid (T cell rich) structures, which we believe indicates that HS-410 leads to a localized immune response within the bladder  Blue-light cystoscopy from patient treated with HS-410  Tumor biopsy from patient treated with HS-410  Source: Heat’s HS-410 Phase 2 NMIBC interim monotherapy trial results announced January 26, 2016  13

*ImPACT*ing the Tumor Microenvironment



CD8+ T cells circulate & eliminate tumor cells
1
2
3
4
5
Intradermal injected
ImPACT cells

CD8 Staining

Baseline



Conversion from Low TIL to High TIL after 10 weeks of HS-110 + nivolumab

Week 10

PD-L1 Staining



Increased PD-L1 after 10 weeks of HS -110 + nivolumab

Clinical proof of mechanism

Drives "killer" CD8+ T cells into tumors

Increases PD-L1 expression

14

Source: Data extracted from two patients as reported in Heat's HS-110 Ph 1b NSCLC trial results, Dec 2016

Heat Biologics

Favorable Safety Profile To-Date

- Over 1,000 doses administered in ~200 patients
- Favorable safety profile and well-tolerated
- No additive toxicities or serious adverse reactions
- No systemic use of steroids was required



Immune Reactions*
(≤ Grade 3 toxicity)

Injection Reactions

Week 1

Week 2



15

*Represents the only patient of ~200 patients dosed who discontinued treatment for a vaccine-related adverse event; Source: Heat's HS-410 and HS-110 data results, Dec 2016

Heat Biologics

 Fulfill Unmet Need for Non-Small Cell Lung Cancer  16  1. National Cancer Institute 2013 statistics; Graphic source: Teng et al., 2015 Can Res; Gettinger et al., 2015 JCO   CD8+ (TIL+) patients may respond to anti-PD-(L)1  CD8- (TIL-) patients may not respond to anti-PD-(L)1    Approx. 50% PD-1 ORR  Approx. 10% PD-1 ORR  Estimated 45% NSCLC patients being underserved by single-agent anti-PD-(L)1 may benefit from vaccine combination

HS-110 NSCLC Trial Overview

Objective
- Evaluate safety and tolerability of HS-110 + a PD-1 checkpoint inhibitor

Patient Population
- Potential to expand each cohort up to 30 patients[1]

Secondary Endpoints
- Immune response, overall response rate, overall survival and progression-free survival

Enrollment
- 5 – 10 U.S. sites
- Partnership with Yale Cancer Center on TIL analysis


Phase 1b
Phase 2
ENROLL
HS-110 + nivolumab (Low TIL at biopsy; N=9)
HS-110 + nivolumab (High TIL at biopsy; N=9)
Potential expansion cohorts up to 30 patients
HS-110 + PD-1 + other I-O tx
HS-110 + PD-1 + chemo
HS-110 + PD-1 + ...

HS-110 weekly intradermally for 18 weeks; nivolumab i.v. every other week until progression

17
Heat Biologics

 Immune ResponseCorrelates with Overall Survival  18  Source: HS-110 Ph 1b NSCLC data (left); HS-110 Ph 1b NSCLC data reported at World Lung Dec. 2016 (right)

 ComPACT Platform Technology  19  gp96-Ig  OX40L-Fc  The first potential dual-acting immunotherapy designed to deliver T cell activation and costimulation in a single product – combination therapy without additive costs

ComPACT Outperforms OX40 Monoclonal Antibodies in Preclinical Models



Prime Response
Memory formation?
Memory Response
Vaccine/Antibody Boost
% Ag-Specific CD8
Days Following Vaccination
Untreated (N=6)
CT26 Only Control (N=6)
OX40(ab) Only (N=6)
ImPACT (N=6)
ImPACT + OX40(ab) (N=6)
ComPACT (N=6)



B16.F10 - Melanoma
B.
Tumor Rejection
ComPACT 1/9
Other Groups 0
Mantel-Cox (p-value)
Untreated vs.:
B16.F10 Only Control .3666
OX40(ab) .0004
ImPACT <.0001
ImPACT + OX40(ab) <.0001
ComPACT/OX40L <.0001
Overall Percent Survival
Days Post Tumor Innoculation
Untreated (N=6)
CT26 Only Control (N=6)
OX40(ab) Only (N=6)
ImPACT (N=6)
ImPACT + OX40(ab) (N=6)
ComPACT/OX40L (N=6)

***ComPACT* alone leads to ~50% complete tumor rejection as compared to ~16% with OX40 agonist antibody combinations[1]**

Source: 1) Demonstrated in preclinical models for CT26 – Colon Cancer; Fromm et al. Society for Immunotherapy of Cancer Annual Meeting, 2016

20

Heat Biologics

     ComPACT Synergizes with PD-1 Blockade  21  % of CD8+ T Cells(CD127+KLRG1+)  Frequency of Memory CD8+ Cells  Source: Fromm et al. Society for Immunotherapy of Cancer Annual Meeting, 2016  ComPACT synergizes with PD-1 blockade to drive memory “killer” T cell differentiation

Leveraging gp96 Platform to Target Zika Virus & Other Infectious Diseases

- Zolovax, a wholly-owned subsidiary, formed to leverage our platform into infectious diseases
- Collaborating with the University of Miami (UM) to explore whether the gp96 vaccine might stimulate a similar virus-specific response in the placenta of Zika-infected women that could clear the virus
- Focusing on the unmet need of protecting the fetus of Zika-infected women
- Compelling data generated
  - In NIH-funded studies, the gp96-based vaccine induced a potent and localized immune response and mucosal immunity
  - U.S. Department of Defense funded research grant awarded to UM in malaria

22

Heat Biologics

Highlights

- √ Clinical proof of concept
- √ Favorable safety profile and low toxicities to-date
- √ Pan-antigen “killer” T cell activation and expansion
- √ Applicable to multiple cancers and infectious diseases
- √ Ready-to-use; scalable, low cost manufacturing
- √ Unencumbered commercialization rights

Focused on I-O combinations that have the potential to dramatically improve patient outcomes

23

Heat Biologics

Financial Snapshot  24  1. As of January 4, 2017; 2. As reported for the three months ended September 30, 2016  Nasdaq  HTBX  Shares Outstanding  23.9M  Share Price  $0.901  Market Cap  $21.5M1  Cash & Equiv.  $8.5M2      Founded in 2008, completed IPO 2013

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